                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 12, 2002

                              ITT INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

   Indiana                   1-5627                     13-5158950

   (State or other           (Commission                (IRS Employer
   jurisdiction of           File Number)               Identification No.)
   organization)

                               4 West Red Oak Lane
                          White Plains, New York 10604
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (914) 641-2000

          (Former name or former address if changed since last report)

ITEM 9.  Regulation FD Disclosure

On August 12, 2002, each of the Principal Executive Officer, Louis J. Giuliano, and the Principal Financial Officer, David J. Anderson, of ITT Industries, Inc. submitted to the Securities and Exchange Commission a sworn statement pursuant to the Order No. 4-460 of the Securities and Exchange Commission dated June 27, 2002 in the form requested by the Commission.

A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ITT INDUSTRIES, INC.




                                    By:      /S/   Kathleen S. Stolar
                                             ----------------------------------
                                             Kathleen S. Stolar
                                    Its:     Vice President, Secretary and
                                             Associate General Counsel

Date:  August 13, 2002

                                  EXHIBIT INDEX

Exhibit Number    Exhibit Description

99.1              Statement Under Oath of Principal Executive Officer Regarding
                  Facts and Circumstances Relating to Exchange Act Filings, dated August 9, 2002

99.2              Statement Under Oath of Principal Financial Officer Regarding
                  Facts and Circumstances Relating to Exchange Act Filings, dated August 9, 2002